Exhibit 99.1

WESCOCO LLC
dba FASTFIND.COM

INDEPENDENT AUDITOR’S REPORT
AND
FINANCIAL STATEMENTS

DECEMBER 31, 2004

INDEPENDENT AUDITOR’S REPORT

To the Members
Wescoco LLC

We have audited the accompanying balance sheet of Wescoco LLC (dba FastFind.com) as of December 31, 2004, and the related statements of operations and members’ deficit and cash flows from date of inception February 10, 2004 through December 31, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wescoco LLC as of December 31, 2004, and the related statements of operations and members’ deficit and cash flows from date of inception February 10, 2004 through December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

San Francisco, California
February 15, 2005

BALANCE SHEET
DECEMBER 31, 2004

ASSETS

CURRENT ASSETS
Cash	$707,969
Accounts receivable, net of allowance for doubtful accounts of $198,000	745,562
Prepaid expenses	20,528

Total current assets	1,474,059

OFFICE EQUIPMENT, net	86,665

INVESTMENT	25,000

SOFTWARE DEVELOPMENT, net	91,143

OTHER ASSETS, net	80,811

Total assets	$1,757,678

LIABILITIES AND MEMBERS’ DEFICIT

CURRENT LIABILITIES
Accounts payable	$523,608
Accrued liabilities	452,442

Total current liabilities	976,050

LONG-TERM DEBT - RELATED PARTY	1,500,000

MEMBERS’ DEFICIT	(718,372)

Total liabilities and members’ deficit	$1,757,678

See accompanying notes.

STATEMENT OF OPERATIONS
FROM DATE OF INCEPTION, FEBRUARY 10, 2004,
THROUGH DECEMBER 31, 2004

REVENUE	$2,703,180

COST OF GOODS SOLD - ADVERTISING	2,191,937

GROSS PROFIT	511,243

OPERATING EXPENSES
Salaries and benefits	1,447,096
Internet and telephone	403,956
Software development	141,680
Payroll and business taxes	110,461
Bad debts	207,848
Legal and professional fees	101,377
Rent	98,047
Other operating	87,734
Depreciation and amortization	27,303
Insurance	22,984
Travel and entertainment	18,916
Office	18,137
Hardware/software	12,387
Indirect marketing	9,859

Total operating expenses	2,707,785

LOSS FROM OPERATIONS	(2,196,542)

OTHER INCOME (EXPENSE)
Mortgage set-up fees	8,000
Interest income	7,584
Interest expense	(39,589)

Total other income (expense)	(24,005)

NET LOSS	$(2,220,547)

See accompanying notes.

STATEMENT OF MEMBERS’ DEFICIT
FROM DATE OF INCEPTION, FEBRUARY 10, 2004,
THROUGH DECEMBER 31, 2004

	Members’ Equity (Deficit)
	Units	Amount

Issuance of units	19,850	$1,002,100

Additional equity contribution	-	500,000

LLC units sales	25	75

Net loss	-	(2,220,547)

BALANCE, December 31, 2004	19,875	$(718,372)

See accompanying notes.

STATEMENT OF CASH FLOWS
FROM DATE OF INCEPTION, FEBRUARY 10, 2004,
THROUGH DECEMBER 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(2,220,547)
Adjustments to reconcile net loss to net cash from operating activities
Depreciation and amortization	27,303
Allowance for bad debts	198,000
Changes in operating assets and liabilities
Accounts receivable	(943,562)
Prepaid expenses	(20,528)
Other assets	(184,636)
Accounts payable	523,608
Accrued expenses	452,442

Net cash from operating activities	(2,167,920)

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of office equipment	(101,286)
Payment for investment	(25,000)

Net cash from investing activities	(126,286)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from note payable, related party	1,500,000
Proceeds from issuance of members’ equity	1,502,175

Net cash from financing activities	3,002,175

NET CHANGE IN CASH	707,969

CASH AND CASH EQUIVALENTS, beginning of period	-

CASH AND CASH EQUIVALENTS, end of period	$707,969

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for
Interest	$39,589

Income taxes	$800

See accompanying notes.

NOTES TO FINANCIAL STATEMENT
DECEMBER 31, 2004

Note 1 - Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations - Wescoco LLC (the Company) was formed in the state of Delaware on February 4, 2004; and, in February 2004, the Company issued 19,850 of its 20,000 authorized units. The Company’s business strategy is centered on its website that is expected to generate high-quality consumer leads for providers. There are five different areas in which the Company will create leads: mortgages, education, insurance, online brokerages and real estate. The Company commenced the mortgage portion of the business in June 2004.

Office Equipment - Office equipment is stated at cost. Depreciation is computed over the estimated useful lives of three to seven years using the straight-line method. Expenditures for ordinary maintenance and repairs are charged to expense as incurred.
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Changes in such estimates, based on more accurate future information, may affect amounts reported in future periods. Actual results could differ from those estimates.

Revenue Recognition - The Company is a “lead provider” in that they earn revenue based on leads from people using their website, Fastfind.com. When a consumer visits the website and is interested in a service that FastFind provides, they will fill-out an online form and that gets sent via internet to different lenders or education, depending on what the consumer is looking for. The sales department enters into contracts with mortgage lenders and revenue is based on dollars per lead. When a person enters their data into the online application and it is considered to be valid data, the software scans the information to see if it meets the criteria of the lenders. If it meets a certain lender’s criteria, the lead is forwarded to the lender and revenue is earned.

Concentrations of Credit Risk - Financial instruments which potentially subject the Company to concentrations of credit risk include cash on deposit in excess of federally insured limits.

During the year ended December 31, 2004, one customer accounted for approximately 13% of total revenue. At December 31, 2004, the amount of accounts receivable relating to this customer was $345,915. The loss of this customer could adversely affect the Company’s operating results.

Basis of Accounting - The accompanying financial statements are presented using the accrual method of accounting.

Income Taxes - The Company is a limited liability company. No provision for income taxes will be made as any income tax will be paid by the members personally. Minimum state taxes will be included in operating expenses.

Advertising - The Company expenses advertising costs as they are incurred.

Investment - The Company has a $25,000 investment in a company, stated at cost, which is non-transferable and not traded on the open market, thereby precluding any current market value.

Intangible Assets - Intangible assets consist primarily of software development capitalized in accordance with generally accepted accounting principles. It is being amortized on the straight-line method over a five-year period.

Accounts Receivable - The Company estimates the amount of uncollectible accounts receivable at the end of each reporting period based on the aging of the receivable balance, current and historical customer trends, and communications with its customers. Amounts are written off only after considerable collection efforts have been made and the amounts are determined to be uncollectible.

Note 2 - Office equipment

The cost and accumulated depreciation of office equipment are as follows:

Office equipment	$101,286
Accumulated depreciation	(14,621)

$86,665

Note 3 - Software Development

Software development, net of accumulated amortizations of $12,682	$91,143

Note 4 - Long Term Debt, Related Party

The Company has a term note from the majority member, with availability up to $2,000,000. Through December 31, 2004, the Company has borrowed $1,500,000. The note will be due in twelve equal quarterly installments beginning March 31, 2006 and maturing February 10, 2009. Interest is at 10% per annum and is payable monthly. The note is secured by the assets of the Company.

The Company also has a $2,000,000 revolving note from the majority member, available in increments of at least $250,000. This note is available once the full $2,000,000 available under the above term note has been drawn. In addition, the amount available under the revolving note is only available on the excess of eligible accounts receivable over $1,000,000. The revolving note became available after August 10, 2004. There is no balance or repayment schedule at December 31, 2004, but repayment on principal must be in amounts no less than $250,000. The note matures February 10, 2009. The interest rate is 10% per annum and is payable monthly beginning with the first day of the month following the initial advance. The loan is secured by the assets of the Company.

Interest expense on related party debt totaling $39,589 for the period ending December 31, 2004 has been accrued and is included in accrued liabilities.

Future maturities of the term note are as follows:

Year Ending December 31,

2005	$-
2006	500,000
2007	500,000
2008	500,000

$1,500,000

Note 5 - Lease Commitments

The Company leases its office in San Francisco under an operating lease expiring February 2009, and its office in New Jersey under a one-year operating lease expiring May 2005. Obligations assumed under the lease terms, other than rental payments, include minimal maintenance responsibilities, insurance, and, in some cases, leasehold improvements.

Rent expense for the period ending December 31, 2004 totaled $98,047.

Future minimum lease payments under operating leases for years ending December 31 are as follows:

Year Ending December 31,

2005	$133,900
2006	132,000
2007	132,000
2008	132,000
2009	132,000

$661,900

Note 6 - Retirement Plan

Effective April 1, 2004, the Company has a 401(k) profit sharing plan for eligible employees. Under provisions of the plan, the Company may make contributions in accordance with limits imposed by the Internal Revenue Code. Employees become eligible to participate in the plan immediately. No contributions were made to the plan by the Company during the period ending December 31, 2004.

WESCOCO LLC
dba FASTFIND.COM

UNAUDITED FINANCIAL STATEMENTS

SEPTEMBER 30, 2005

UNAUDITED CONDENSED BALANCE SHEET
DECEMBER 31, 2004 AND SEPTEMBER 30, 2005

ASSETS

CURRENT ASSETS	2004	2005
Cash	$707,969	$121,777
Accounts receivable, net of allowance for doubtful accounts of $198,000 in 2004 and $25,000 in 2005.	745,562	906,149
Prepaid expenses	20,528	22,868

Total current assets	1,474,059	1,050,794

OFFICE EQUIPMENT, net	86,665	86,951

INVESTMENT	25,000	13,140

SOFTWARE DEVELOPMENT, net	91,143	75,650

OTHER ASSETS, net	80,811	55,672

Total assets	$1,757,678	$1,282,207

LIABILITIES AND MEMBERS’ DEFICIT

CURRENT LIABILITIES
Accounts payable	$523,608	617,176
Accrued liabilities	452,442	325,352
Current Maturities of Long-Term Debt - Related Party	-	1,500,000

Total current liabilities	976,050	2,442,528

LONG-TERM DEBT - RELATED PARTY	1,500,000	1,500,000

MEMBERS’ DEFICIT	(718,372)	(2,660,321)

Total liabilities and members’ deficit	$1,757,678	$1,282,207

See accompanying notes.

UNAUDITED CONDENSED STATEMENT OF OPERATIONS
FROM DATE OF INCEPTION, FEBRUARY 10, 2004,
THROUGH SEPTEMBER 30, 2004 AND NINE MONTHS ENDED
SEPTEMBER 30, 2005

	2004	2005
REVENUE	$877,037	$5,379,281

COST OF GOODS SOLD - ADVERTISING	856,311	4,499,072

GROSS PROFIT	20,726	880,209

OPERATING EXPENSES
Salaries and benefits	927,498	1,763,187
Internet and telephone	229,525	348,830
Software development	0	0
Payroll and business taxes	87,439	141,547
Bad debts	243	111,825
Legal and professional fees	138,370	45,325
Rent	63,997	102,170
Other operating	26,851	32,162
Depreciation and amortization	35,284	39,149
Insurance	17,234	7,923
Travel and entertainment	15,211	18,097
Office	12,568	12,298
Hardware/software	8,482	4,835
Indirect marketing	9,021	19,463

Total operating expenses	1,571,723	2,646,811

LOSS FROM OPERATIONS	(1,550,997)	(1,766,602)

OTHER INCOME (EXPENSE)
Mortgage set-up fees	8,000	0
Interest income	6,161	2,977
Interest expense	(11,364)	(178,398)

Total other income (expense)	2,797	(175,421)

NET LOSS	$(1,548,200)	$(1,942,023)

See accompanying notes.

UNAUDITED CONDENSED STATEMENT OF MEMBERS’ DEFICIT
FOR THE NINE MONTHS
ENDED SEPTEMBER 30, 2005

	Members’ Equity (Deficit)
	Units	Amount

Issuance of units	--	--

Additional equity contribution	--	--

LLC units sales	150	75

Net loss		(1,942,023)

BALANCE, September 30, 2005	150	$(2,660,321)

 See accompanying notes.

UNAUDITED CONDENSED STATEMENT OF CASH FLOWS
FROM DATE OF INCEPTION, FEBRUARY 10, 2004,
THROUGH SEPTEMBER 30, 2004 AND
NINE MONTHS ENDED SEPTEMBER 30, 2005

CASH FLOWS FROM OPERATING ACTIVITIES	2004	2005
Net loss	$(1,548,200)	$(1,942,023)
Adjustments to reconcile net loss to net cash from operating activities
Depreciation and amortization	35,284	39,149
Allowance for bad debts	243	111,825
Changes in operating assets and liabilities
Accounts receivable	(504,047)	(290,700)
Prepaid expenses	(63,180)	(2,340)
Other assets	(353,151)	36,931
Accounts payable	344,041	93,568
Accrued expenses	95,688	(127,091)

Net cash from operating activities	(445,122)	(2,080,681)

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of office equipment	(90,970)	(17,446)
Payment for investment	(25,000)	11,860

Net cash from investing activities	(115,970)	(5,586)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from note payable, related party	1,000,000	1,500,000
Proceeds from issuance of members’ equity	1,502,175	75

Net cash from financing activities	2,502,175	1,500,075

NET CHANGE IN CASH	392,883	(586,192)

CASH AND CASH EQUIVALENTS, beginning of period	0	707,969

CASH AND CASH EQUIVALENTS, end of period	392,883	121,777

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for
Interest	$11,233	$136,164

Income taxes	$0	$6,800

See accompanying notes.

NOTES TO UNAUDITED FINANCIAL STATEMENTS
SEPTEMBER 30, 2005

Note 1 - Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations - Wescoco LLC (the Company) was formed in the state of Delaware on February 4, 2004; and, in February 2004, the Company issued 19,850 of its 20,000 authorized units. The Company’s business strategy is centered on its website that is expected to generate high-quality consumer leads for providers. There are five different areas in which the Company will create leads: mortgages, education, insurance, and real estate. The Company commenced the mortgage portion of the business in June 2004. The Company issued the remaining 150 units in 2005.

Office Equipment - Office equipment is stated at cost. Depreciation is computed over the estimated useful lives of three to seven years using the straight-line method. Expenditures for ordinary maintenance and repairs are charged to expense as incurred.
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Changes in such estimates, based on more accurate future information, may affect amounts reported in future periods. Actual results could differ from those estimates.

Revenue Recognition - The Company is a “lead provider” in that they earn revenue based on leads from people using their website, Fastfind.com. When a consumer visits the website and is interested in a service that FastFind provides, they will fill-out an online form and that gets sent via internet to different lenders or education, depending on what the consumer is looking for. The sales department enters into contracts with mortgage lenders and revenue is based on dollars per lead. When a person enters their data into the online application and it is considered to be valid data, the software scans the information to see if it meets the criteria of the lenders. If it meets a certain lender’s criteria, the lead is forwarded to the lender and revenue is earned.

Concentrations of Credit Risk - Financial instruments which potentially subject the Company to concentrations of credit risk include cash on deposit in excess of federally insured limits.

During the nine months ended September 30, 2005, one customer accounted for approximately 8% of total revenue. At September 30, 2005, the amount of accounts receivable relating to this customer was $440,471. The loss of this customer could adversely affect the Company’s operating results.

During the period ended September 30, 2004, one customer accounted for approximately 15% of total revenue.

Basis of Accounting - The accompanying financial statements are presented using the accrual method of accounting.

Income Taxes - The Company is a limited liability company. No provision for income taxes will be made as any income tax will be paid by the members personally. Minimum state taxes will be included in operating expenses.

Advertising - The Company expenses advertising costs as they are incurred.

Investment - The Company has a $25,000 investment in a company, stated at cost, which is non-transferable and not traded on the open market, thereby precluding any current market value.

Intangible Assets - Intangible assets consist primarily of software development capitalized in accordance with generally accepted accounting principles. It is being amortized on the straight-line method over a five-year period.

Accounts Receivable - The Company estimates the amount of uncollectible accounts receivable at the end of each reporting period based on the aging of the receivable balance, current and historical customer trends, and communications with its customers. Amounts are written off only after considerable collection efforts have been made and the amounts are determined to be uncollectible.

Note 2 - Office equipment

The cost and accumulated depreciation of office equipment are as follows:

	2004	2005
Office equipment	$101,286	118,732
Accumulated depreciation	(14,621)	(31,781)

	$86,665	$86,950

Note 3 - Software Development

	2004	2005
Software development, net of accumulated amortization of $12,682 and 34,671, in 2004 and 2005 respectively	$91,143	$75,650

Note 4 - Long Term Debt, Related Party

The Company has a term note from the majority member, with availability up to $2,000,000. Through December 31, 2004 and September 30, 2005, the Company has borrowed $1,500,000 and $2,000,000, respectively. The note will be due in twelve equal quarterly installments beginning March 31, 2006 and maturing February 10, 2009. Interest is at 10% per annum and is payable monthly. The note is secured by the assets of the Company.

The Company also has a $2,000,000 revolving note from the majority member, available in increments of at least $250,000. This note is available once the full $2,000,000 available under the above term note has been drawn. In addition, the amount available under the revolving note is only available on the excess of eligible accounts receivable over $1,000,000. The revolving note became available after August 10, 2004. There is no balance or repayment schedule at December 31, 2004, but repayment on principal must be in amounts no less than $250,000. The note matures February 10, 2009. The interest rate is 10% per annum and is payable monthly beginning with the first day of the month following the initial advance. The loan is secured by the assets of the Company.

As of September 30, 2005, the Company entered into two term notes with its majority member in the amounts of $500,000 (due May 31, 2006; at 15% per annum; interest payable monthly) and $450,000 (due August 8, 2006; at 15% per annum; interest payable at maturity). In addition, the Company entered into notes with its two executive officers for $25,000 (due August 8, 2006; at 15% per annum; interest payable at maturity).

Interest expense on related party debt totaling $11,233 and $37,439 for the period ending September 30, 2004 and the nine months ending September 30, 2005 has been accrued and is included in accrued liabilities.

Future maturities of the term note are as follows:

September 30,

2006	$1,500,000
2007	666,667
2008	666,667
2008	166,666

$3,000,000

Note 5 - Lease Commitments

The Company leases its office in San Francisco under an operating lease expiring February 2009, and its office in New Jersey under a one-year operating lease expiring May 2005. Obligations assumed under the lease terms, other than rental payments, include minimal maintenance responsibilities, insurance, and, in some cases, leasehold improvements.

Rent expense for the period ending September 30, 2004 totaled $63,997 and $102,170 for the nine months ending September 30, 2005.

Note 6 - Retirement Plan

Effective April 1, 2004, the Company has a 401(k) profit sharing plan for eligible employees. Under provisions of the plan, the Company may make contributions in accordance with limits imposed by the Internal Revenue Code. Employees become eligible to participate in the plan immediately. No contributions were made to the plan by the Company during the periods ending September 30, 2004 or September 30, 2005.

Note 7- Subsequent Event

On November 30, 2005, the Company was acquired by Bankrate, Inc. for $10 million in cash, subject to certain post-closing adjustments. In accordance with the purchase agreement, the Members received $7 million in cash and $3 million was placed in escrow to satisfy certain indemnification obligations of the Members.